Federated Global Allocation Fund
CLASS A SHARES (TICKER FSTBX)
CLASS B SHARES (TICKER FSBBX)
CLASS C SHARES (TICKER FSBCX)
INSTITUTIONAL SHARES (TICKER SBFIX)

SUPPLEMENT TO SUMMARY PROSPECTUS AND PROSPECTUS DATED January 31, 2019
Federated Global Allocation Fund (FGALF) is entering into an Agreement and Plan of Reorganization (the “Agreement”) providing for: (i) the transfer of all or substantially all of the assets of Federated Absolute Return Fund (FARF) (which offers Class A Shares, Class B Shares, Class C Shares and Institutional Shares) (the “FARF Shares”) in exchange solely for Class A Shares, Class B Shares, Class C Shares and Institutional Shares of FGALF; (ii) the distribution of Class A Shares, Class B Shares, Class C Shares and Institutional Shares of FGALF to the holders of the outstanding FARF Shares; and (iii) the liquidation and termination of FARF upon the terms and conditions set forth in the Agreement (the “Reorganization”).
The Reorganization is subject to the approval of FARF shareholders at a special meeting of shareholders currently scheduled for April 25, 2019. If the Reorganization is approved by FARF shareholders, the “Termination Date” of the voluntary waiver and/or reimbursement of expenses described in the footnote to the table in the section entitled “Risk/Return Summary: Fees and Expenses” shall be changed to the later of: (a) April 1, 2020; or (b) the date of FGALF's next effective Prospectus.
March 8, 2019
Federated Global Allocation Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q454622 (3/19)
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